Exhibit 10.3

EXECUTION VERSION

FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $2,450.00 HAVE BEEN OR WILL BE PAID DIRECTLY TO THE FLORIDA DEPARTMENT OF REVENUE.

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of November 22, 2021 (this “Amendment”), among FRANCHISE GROUP, INC., a Delaware corporation (“FRG”), VALOR ACQUISITION, LLC, a Delaware limited liability company, FRANCHISE GROUP NEWCO INTERMEDIATE AF, LLC, a Delaware limited liability company, FRANCHISE GROUP NEWCO PSP, LLC, a Delaware limited liability company, each as a Borrower (as defined in the ABL Loan Agreement (as defined below)), the other Borrowers party to the ABL Loan Agreement, the Guarantors (as defined in the ABL Loan Agreement) party to the ABL Loan Agreement, the lenders party hereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., in its capacities as administrative agent and collateral agent (in such capacities, the “Agent”), which amends that certain Third Amended and Restated Loan and Security Agreement, dated as of March 10, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “ABL Loan Agreement”), by and among FRG, the other Borrowers from time to time party thereto, the Guarantors from time to time party thereto, the lenders from time to time party thereto and the Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended ABL Loan Agreement (as defined below).

WHEREAS, FRG has requested certain amendments to the ABL Loan Agreement and certain other Financing Agreements to permit, among other things, the incurrence of additional credit facilities in connection with the acquisition by FRG of W.S. Badcock Corporation, a Florida corporation (the “Badcock Acquisition”);

WHEREAS, Section 11.4 of the ABL Loan Agreement permits certain amendments to the ABL Loan Agreement with the consent of the Borrowers, the Agent and the Required Lenders, including the amendments contemplated herein; and

WHEREAS, each Borrower, the Agent and the Lenders, which constitute the Required Lenders, desire to enter into this Amendment in order to effect the amendments to the ABL Loan Agreement contemplated herein, in each case, on the terms and subject to the conditions set forth in Section 2.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                   Amendments to the ABL Loan Agreement. Subject to the satisfaction (or waiver by the Lenders) of the conditions set forth in Section 2, the ABL Loan Agreement (but excluding the Schedules and Exhibits thereto, which shall remain as in effect immediately prior to the First Amendment Effective Date), shall be amended by inserting the language indicated in double underlined text (indicated textually in the same manner as the following example: underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) in Exhibit A hereto (the ABL Loan Agreement, as so amended, the “Amended ABL Loan Agreement”).

Section 2.                   Conditions to Effectiveness. The effectiveness of this Amendment is subject only to the satisfaction (or waiver by the Lenders) of the following conditions precedent (the date on which such conditions have been satisfied (or waived by the Lenders), the “First Amendment Effective Date”):

(a)                The Agent shall have received executed counterparts of this Amendment from each Loan Party, the Agent and the Lenders constituting the Required Lenders.

(b)                All representations and warranties contained in the Amended ABL Loan Agreement and in the other Financing Agreements shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date and after giving effect to this Amendment and the Badcock Acquisition, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date).

(c)                No Default or Event of Default shall exist or have occurred and be continuing on and as of the First Amendment Effective Date and immediately after giving effect to this Amendment and the Badcock Acquisition.

(d)                Each of the following shall be effective concurrently with the effectiveness of this Amendment (and the Agent shall have received duly executed copies of the same): (i) that certain First Amendment to First Lien Credit Agreement, dated as of the First Amendment Effective Date, by the parties thereto; (ii) that certain First Amendment to Second Lien Credit Agreement, dated as of the First Amendment Effective Date, by the parties thereto; and (iii) that certain Amended and Restated Intercreditor Agreement, dated as of the First Amendment Effective Date, among the Agent, the First Lien Agent, the Second Lien Agent, the Badcock First Lien Agent and the Badcock Second Lien Agent, and acknowledged by the Loan Parties.

Section 3.                   Fees and Expenses. The Borrowers and Guarantors agree to reimburse the Agent for all costs, expenses and fees incurred by the Agent in connection with this Amendment to the extent reimbursable by the Borrowers and Guarantors pursuant to Section 9.22 of the Amended ABL Loan Agreement.

Section 4.                   Amendments; Counterparts. This Amendment may not be amended or waived except by an instrument in writing signed by each of the parties party hereto. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

Section 5.                   Governing Law, Jurisdiction and Waiver of Right to Trial by Jury. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK BUT EXCLUDING ANY PRINCIPLES OF CONFLICTS OF LAW OR OTHER RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE LAWS OF THE STATE OF NEW YORK. The jurisdiction, service of process, and waiver of right to trial by jury provisions in Section 11.1 of the ABL Loan Agreement are incorporated herein by reference mutatis mutandis.

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Section 6.                   Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7.                   Effect of Amendment.

(a)                On and after the First Amendment Effective Date, each reference in the ABL Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the ABL Loan Agreement, and each reference in the other Financing Agreement to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the ABL Loan Agreement, mean and are a reference to the ABL Loan Agreement as modified by this Amendment.

(b)                Except as expressly amended hereby, all of the terms and provisions of the ABL Loan Agreement and all other Financing Agreements are and shall remain in full force and effect and are hereby ratified and confirmed. In furtherance of the foregoing, each of the Loan Parties party hereto hereby irrevocably and unconditionally ratifies its grant of security interest and pledge under the Security Agreement and each Financing Agreement and confirms that the liens, security interests and pledges granted thereunder continue to secure the Obligations, including, without limitation, any additional Obligations resulting from or incurred pursuant to this Amendment.

(c)                Each of the Loan Parties as debtor, grantor, mortgagor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party, guarantor or indemnitor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Agreements to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Financing Agreements (including, without limitation, the grant of security made by such Loan Party pursuant to the Collateral Documents) and confirms that such liens and security interests continue to secure the Obligations under the Financing Agreements, in each case subject to the terms thereof, and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to the Financing Agreements. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Financing Agreements or serve to effect a novation of the Obligations.

(d)                The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the ABL Loan Agreement or any of the other Financing Agreements. This Amendment shall be deemed to be a Financing Agreement as defined in the ABL Loan Agreement.

Section 8.                   No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of a pre-existing indebtedness and related agreement, as evidenced by the Amended ABL Loan Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

VITAMIN SHOPPE INDUSTRIES LLC

VITAMIN SHOPPE FRANCHISING, LLC

By: /s/ Laura Coffey

Name: Laura Coffey

Title: Chief Financial Officer

BETANCOURT SPORTS NUTRITION, LLC

VITAMIN SHOPPE MARINER, LLC

VITAMIN SHOPPE GLOBAL, LLC

VITAMIN SHOP FLORIDA, LLC

VITAMIN SHOPPE PROCUREMENT SERVICES, LLC

By: Vitamin Shoppe Industries LLC, its sole member

By: /s/ Laura Coffey

Name: Laura Coffey

Title: Chief Financial Officer

AMERICAN FREIGHT MANAGEMENT COMPANY, LLC

AMERICAN FREIGHT GROUP, LLC

AMERICAN FREIGHT HOLDINGS, LLC

AMERICAN FREIGHT, LLC

FRANCHISE GROUP ACQUISITION TM, LLC

FRANCHISE GROUP INTERMEDIATE B, LLC

FRANCHISE GROUP INTERMEDIATE HOLDCO, LLC

FRANCHISE GROUP INTERMEDIATE PSP, LLC

FRANCHISE GROUP INTERMEDIATE S, LLC

FRANCHISE GROUP INTERMEDIATE V, LLC

FRANCHISE GROUP NEW HOLDCO, LLC

FRANCHISE GROUP NEWCO INTERMEDIATE AF, LLC

FRANCHISE GROUP NEWCO PSP, LLC

FRANCHISE GROUP NEWCO S, LLC

FRANCHISE GROUP NEWCO V, LLC

FRANCHISE GROUP, INC.

FRANCHISE GROUP INTERMEDIATE SL, LLC

FRANCHISE GROUP NEWCO SL, LLC

FRANCHISE GROUP INTERMEDIATE BHF, LLC

FRANCHISE GROUP NEWCO BHF, LLC

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]

VALOR ACQUISITION, LLC

By: /s/ Brian Kahn

Name: Brian Kahn

Title: President and Chief Executive Officer

AMERICAN FREIGHT OUTLET STORES, LLC

OUTLET MERCHANDISE, LLC

By: /s/ Will Powell

Name: Will Powell

Title: President

AMERICAN FREIGHT FRANCHISING, LLC

AMERICAN FREIGHT FRANCHISOR, LLC

AMERICAN FREIGHT FFO, LLC

By: /s/ Will Powell

Name: Will Powell

Title: Chief Executive Officer and President

BUDDY'S NEWCO, LLC

BUDDY'S FRANCHISING AND LICENSING LLC

By: /s/ Michael Bennett

Name: Michael Bennett

Title: Chief Executive Officer

PET SUPPLIES “PLUS”, LLC

PSP MIDCO, LLC

PSP GROUP, LLC

PSP SERVICE NEWCO, LLC

PSP STORES, LLC

PSP SUBCO, LLC

PSP FRANCHISING, LLC

PSP DISTRIBUTION, LLC

EDUCATE, INC.

EDUCATE OPERATING COMPANY,

LLC

LEARNING PARTNERSHIPS, LLC

EDUCATE DIGITAL, LLC

EDUCATE CORPORATE CENTERS

HOLDINGS, LLC

LEARNING SYSTEM OF THE FUTURE,

LLC

OMEGA LEARNING CENTERS, LLC

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]

MARYLAND LEARNING CENTERS, LLC

SYLVAN IN-HOME, LLC

SYLVAN LEARNING CENTERS, LLC

SYLVAN LEARNING, LLC

By: /s/ Brian Kahn

Name: Brian Kahn

Title: Vice President

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]

JPMORGAN CHASE BANK, N.A., as the Agent and a Lender

By: /s/ James A. Knight

Name: James A. Knight

Title: Executive Director

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]

CITIZENS BANK, N.A., as a Lender

By: /s/ Peter Yelle

Name: Peter Yelle

Title: SVP

[Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement]